SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2011

VolitionRX Limited

(Exact name of registrant as specified in its charter)

Delaware	0-24707	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

150 Orchard Road Orchard Plaza 08-02 Singapore 238841
(Address of principal executive offices)

(201) 618-1750
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Telephone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VOLITIONRX LIMITED

Form 8-K

Current Report

ITEM 4.01

CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On November 29, 2011, Sadler, Gibb & Associates, LLC (“SG&A”) was engaged as the registered independent public accountant for VolitionRX Limited, a Delaware corporation (the “Company”) and Madsen & Associates, CPA's Inc. (“M&A”) was dismissed as the registered independent public accountant for the Company. The decisions to appoint SG&A and dismiss M&A were approved by the Board of Directors of the Company on November 23, 2011.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the years ended August 31, 2011 and 2010, M&A’s reports on the financial statements of the Company for the years ended August 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the two most recent fiscal years and any subsequent interim period through M&A's termination on November 29, 2011, M&A disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Company through November 29, 2011, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with M&A's opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the years ended August 31, 2011 and 2010 and interim unaudited financial statements through November 29, 2011, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to November 29, 2011, the Company did not consult with SG&A regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to M&A prior to the date of the filing of this report and requested that M&A furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

16.1

Letter from Madsen & Associates, CPA's Inc. dated November 29, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: November 30, 2011	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President